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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                  April 9, 1998
                Date of Report (Date of earliest event reported)

                                THE LIMITED, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                 1-8344                        31-1029810
 (State of other jurisdiction     (Commission                   (IRS Employer
       of incorporation)           File no.)                 Identification No.)

                                 Three Limited Parkway
                                    P.O. Box 16000
                                  Columbus, OH 43230
                                    (614) 479-7000

                    (Address of principal executive offices)

Item 5.  Other Events

     On April 9, 1998, The Limited, Inc. announced March 1998 sales figures. See press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated April 9, 1998

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            THE LIMITED, INC.

                            By: /s/ Kenneth B. Gilman
                               -----------------------------------
                                 Name:  Kenneth B. Gilman
                                 Title: Vice Chairman of the Board of Directors
                                          and Chief Administrative Officer

April 9, 1998

                                  EXHIBIT INDEX

99.1     Press Release dated April 9, 1998